Exhibit 99.1

United Online Completes Sale of MyPoints

WOODLAND HILLS, Calif., April 19, 2016 – United Online, Inc. (NASDAQ: UNTD), a leading provider of consumer services and products over the Internet, today announced that it has completed the sale of all of the stock of its wholly-owned subsidiary, MyPoints.com, Inc., the Company’s loyalty marketing service, to Prodege, LLC, a leading Internet and media company that operates multiple customer engagement brands including its flagship consumer rewards site Swagbucks.com, in an all-cash transaction valued at $13 million.

“The completion of the competitive sales process for MyPoints marks another major milestone in our ongoing evaluation of strategic alternatives to maximize value for our shareholders,” commented Jeff Goldstein, Interim Chief Executive Officer of United Online. “We look forward to providing future updates on our strategic alternatives process.”

JMP Securities (JMP) acted as the exclusive sell-side advisor to United Online. The Company will disclose further developments related to the strategic alternatives process when its Board of Directors approves a specific material action or otherwise concludes the review of the strategic alternatives.

About United Online®

United Online, Inc. (NASDAQ: UNTD), through its operating subsidiaries, is a leading provider of consumer services and products over the Internet. The Company’s primary Communications service is Internet access. The Company’s Social Media segment provides social networking services and products. United Online is headquartered in Woodland Hills, CA, and operates through a global network of locations in the U.S., Germany, and India.

Cautionary Information Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, industry, financial condition, performance, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: future financial performance and results; revenues; operating expenses; operating income (loss); capital expenditures; depreciation and amortization; stock-based compensation; restructuring and dispute settlement costs; and strategic initiatives. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, among others: the effect of competition; our inability to maintain or increase our advertising revenues; risks associated with litigation and governmental regulations or investigations, including reviews of business practices such as marketing, billing, renewal, and post-transaction sales practices; risks associated with the integration or commercialization of new businesses, products, services, applications or features, or the success of new business models; our inability to maintain or increase the number of free and pay accounts, visitors to our websites, and members; problems associated with our operations, systems or technologies, including security breaches or inappropriate access to our network systems; our inability to retain key customers, vendors and personnel; changes in tax laws, our business or other factors that would impact anticipated tax benefits; as well as the risk factors disclosed in our filings with the Securities and Exchange Commission (www.sec.gov), including, without limitation, information under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.” Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. We undertake no obligation to update these forward-looking statements to reflect the impact of events or circumstances arising after the date hereof, unless required by law.

CONTACT:	Investors: Addo Communications Kimberly Orlando (310) 829-5400 investors@untd.com

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